SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 September 25, 1997


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-09781                   74-2099724
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


2929 Allen Parkway, Suite 2010, Houston, Texas                    77019
  (Address of principal executive offices)                      (Zip Code)


                                 (713) 834-2950
              (Registrant's telephone number, including area code)

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Item 7.   Financial Statements and Exhibits.

          (c) Exhibits. The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-31285) of Continental Airlines, Inc. The Registration Statement and the Prospectus Supplement, dated September 12, 1997, to the Prospectus, dated July 23, 1997, relate to the offering of Continental Airlines, Inc.'s Pass Through Certificates, Series 1997-3.

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

          4.1 Revolving Credit Agreement 1997-3A between Wilmington Trust Company, Subordination Agent and Borrower, and ABN AMRO Bank, N.V., Chicago Branch, as Liquidity Provider

          4.2 Revolving Credit Agreement 1997-3B between Wilmington Trust Company, Subordination Agent and Borrower, and ABN AMRO Bank, N.V., Chicago Branch, as Liquidity Provider

          4.3 Revolving Credit Agreement 1997-3C between Wilmington Trust Company, Subordination Agent and Borrower, and ABN AMRO Bank, N.V., Chicago Branch, as Liquidity Provider

          4.4 Pass Through Trust Agreement between Continental Airlines, Inc. and Wilmington Trust Company, as Trustee

          4.5 Trust Supplement No. 1997-3A Dated September 25, 1997 between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement Dated as of September 25, 1997

          4.6 Trust Supplement No. 1997-3B Dated September 25, 1997 between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement Dated as of September 25, 1997

          4.8 Trust Supplement No. 1997-3C Dated September 25, 1997 between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement Dated as of September 25, 1997

          4.9       Intercreditor  Agreement  among  Wilmington  Trust  Company,
                    Trustee, ABN AMRO Bank, N.V., Chicago Branch, Liquidity Provider, and Wilmington Trust Company, Subordination Agent and Trustee

          4.10 Form of Trust Agreement between ICX Corporation, Owner Participant, and First Security Bank, National Association, Owner Trustee

          4.11      Form of Trust Agreement between MetLife Capital Credit L.P.,
                    Owner  Participant,   and  First  Security  Bank,   National
                    Association, Owner Trustee

          4.12 Form of Trust Agreement between Pacific Century Leasing, Inc., Owner Participant, and First Security Bank, National Association, Owner Trustee

          4.13 Form of Participation Agreement among Continental Airlines, Inc., Lessee, Pacific Century Leasing, Inc., Owner Participant, First Security Bank National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant, Corcim, Inc., Existing Lessor, Rolls-Royce plc, Existing Mortgagee and Equity Guarantor and Embraer-Empresa Brasileira de Aeronautica S.A., Airframe Manufacturer

          4.14 Form of Participation Agreement among Continental Airlines, Inc., Lessee, ICX Corporation, Owner Participant, First Security Bank National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant, Corcim, Inc., Existing Lessor, Rolls-Royce plc, Existing Mortgagee and Equity Guarantor and Embraer-Empresa Brasileira de Aeronautica S.A., Airframe Manufacturer

          4.15 Form of Participation Agreement among Continental Airlines, Inc., Lessee, MetLife Capital Credit L.P., Owner Participant, First Security Bank National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant, Corcim, Inc., Existing Lessor, Rolls-Royce plc, Existing Mortgagee and Equity Guarantor and Embraer-Empresa Brasileira de Aeronautica S.A., Airframe Manufacturer

          4.16 Form of Lease Agreement between First Security Bank National Association, Lessor and Continental Airlines, Inc., Lessee [Pacific Century Leasing, Inc., Owner Participant]

          4.17 Form of Lease Agreement between First Security Bank National Association, Lessor and Continental Airlines, Inc., Lessee [ICX Corporation, Owner Participant]

          4.18 Form of Lease Agreement between First Security Bank National Association, Lessor and Continental Airlines, Inc., Lessee [MetLife Capital Credit L.P., Owner Participant]

          4.19 Form of Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee

          23.1      Consent of Avmark, Inc.

          23.2      Consent of Simat, Helliesen & Eichner, Inc.

          23.3      Consent of Morten Beyer and Agnew

          23.4      Consent of Avmark, Inc.

          23.5      Consent of Morten Beyer and Agnew

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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONTINENTAL AIRLINES, INC.


                                            By  /S/ JEFFERY A. SMISEK
                                                --------------------------------
                                                Jeffery A. Smisek
                                                Executive Vice President
                                                and General Counsel

October 13, 1997

                                  EXHIBIT INDEX

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

          4.1 Revolving Credit Agreement 1997-3A between Wilmington Trust Company, Subordination Agent and Borrower, and ABN AMRO Bank, N.V., Chicago Branch, as Liquidity Provider

          4.2 Revolving Credit Agreement 1997-3B between Wilmington Trust Company, Subordination Agent and Borrower, and ABN AMRO Bank, N.V., Chicago Branch, as Liquidity Provider


          4.3 Revolving Credit Agreement 1997-3C between Wilmington Trust Company, Subordination Agent and Borrower, and ABN AMRO Bank, N.V., Chicago Branch, as Liquidity Provider

          4.4 Pass Through Trust Agreement between Continental Airlines, Inc. and Wilmington Trust Company, as Trustee

          4.5 Trust Supplement No. 1997-3A Dated September 25, 1997 between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement Dated as of September 25, 1997

          4.6 Trust Supplement No. 1997-3B Dated September 25, 1997 between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement Dated as of September 25, 1997

          4.8 Trust Supplement No. 1997-3C Dated September 25, 1997 between Wilmington Trust Company, as Trustee, and Continental Airlines, Inc. to Pass Through Trust Agreement Dated as of September 25, 1997

          4.9       Intercreditor  Agreement  among  Wilmington  Trust  Company,
                    Trustee, ABN AMRO Bank, N.V., Chicago Branch, Liquidity Provider, and Wilmington Trust Company, Subordination Agent and Trustee

          4.10 Form of Trust Agreement between ICX Corporation, Owner Participant, and First Security Bank, National Association, Owner Trustee

          4.11      Form of Trust Agreement between MetLife Capital Credit L.P.,
                    Owner  Participant,   and  First  Security  Bank,   National
                    Association, Owner Trustee

          4.12 Form of Trust Agreement between Pacific Century Leasing, Inc., Owner Participant, and First Security Bank, National Association, Owner Trustee

          4.13 Form of Participation Agreement among Continental Airlines, Inc., Lessee, Pacific Century Leasing, Inc., Owner Participant, First Security Bank National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant, Corcim, Inc., Existing Lessor, Rolls-Royce plc, Existing Mortgagee and Equity Guarantor and Embraer-Empresa Brasileira de Aeronautica S.A., Airframe Manufacturer

          4.14 Form of Participation Agreement among Continental Airlines, Inc., Lessee, ICX Corporation, Owner Participant, First Security Bank National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant, Corcim, Inc., Existing Lessor, Rolls-Royce plc, Existing Mortgagee and Equity Guarantor and Embraer-Empresa Brasileira de Aeronautica S.A., Airframe Manufacturer

          4.15 Form of Participation Agreement among Continental Airlines, Inc., Lessee, MetLife Capital Credit L.P., Owner Participant, First Security Bank National Association, Owner Trustee, Wilmington Trust Company, Mortgagee and Loan Participant, Corcim, Inc., Existing Lessor, Rolls-Royce plc, Existing Mortgagee and Equity Guarantor and Embraer-Empresa Brasileira de Aeronautica S.A., Airframe Manufacturer

          4.16 Form of Lease Agreement between First Security Bank National Association, Lessor and Continental Airlines, Inc., Lessee [Pacific Century Leasing, Inc., Owner Participant]

          4.17 Form of Lease Agreement between First Security Bank National Association, Lessor and Continental Airlines, Inc., Lessee [ICX Corporation, Owner Participant]

          4.18 Form of Lease Agreement between First Security Bank National Association, Lessor and Continental Airlines, Inc., Lessee [MetLife Capital Credit L.P., Owner Participant]

          4.19 Form of Trust Indenture and Mortgage between First Security Bank, National Association, Owner Trustee, and Wilmington Trust Company, Mortgagee

          23.1      Consent of Avmark, Inc.

          23.2      Consent of Simat, Helliesen & Eichner, Inc.

          23.3      Consent of Morten Beyer and Agnew

          23.4      Consent of Avmark, Inc.

          23.5      Consent of Morten Beyer and Agnew


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